SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000



                                 ebank.com, Inc.
                          ------------------------------
                            (Exact name of registrant
                          as specified in its charter)



     Georgia                      333-41545                    58-2349097
--------------------------------------------------------------------------------
    (State or other             (Commission                  (I.R.S. Employer
    jurisdiction of             File Number)                 Identification No.)
    incorporation)




         2410 Paces Ferry Road, Atlanta, Georgia                    30339
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (770) 863-9229
                          ----------------------------




                                       N/A
                   -------------------------------------------
                   (Former name or former address, if changed
                                    since last report.)

Item 5.  Other Events.

         On January 26, 2000, ebank.com announced that it has agreed to enter into a strategic relationship with Talisman Technologies, Inc., a privately held international company that has developed an advanced browser-based technology to allow ATMs to be Internet-enabled. The relationship will give ebank.com a 15-year exclusive license to use Talisman's technology in the U.S. and a 9.9% ownership stake in Talisman. Talisman will receive a 15-year license to use ebank.com's trademarks, business plans, expertise, and marketing outside of the United States, and a 9.9% ownership interest in ebank.com.

         On January 31, 2000, ebank.com announced the unveiling of its strategic initiative to be a leading Internet-based provider of and portal for financial services for small business and retail customers.

         On February 8, 2000, ebank.com announced that it has entered into an alliance with office.com to be the exclusive provider within the online banking industry of a co-branded office.com Business Center Web site.

         On February 16, 2000, ebank.com announced that it has entered into a strategic alliance with GoRate.com, to offer flexible and competitive equipment leasing and financing to small businesses nationwide.

         A copy of the Company's press releases announcing its alliances and business strategy is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No.                       Description
-----------                       -----------
     99.1              Press release issued January 26, 2000
     99.2              Press release issued January 30, 2000
     99.3              Press release issued February 8, 2000
     99.4              Press release issued February 16, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ebank.com, Inc.



                                       By:  /s/ Richard A. Parlontieri
                                            ------------------------------------
                                            Richard A. Parlontieri, President

Dated:   February 17, 2000

                                  Exhibit Index
                                  -------------

         Exhibit No.            Description
         ----------             -----------

             99.1               Press release issued January 26, 2000
             99.2               Press release issued January 30, 2000
             99.3               Press release issued February 8, 2000
             99.4               Press release issued February 16, 2000